Palo Alto Networks Acquisition of Cyvera March 24, 2014 Exhibit 99.2 * * * *

Page 2 | ©2014 Palo Alto Networks
Transaction overview
Company Company
Cyvera
Consideration Consideration
Approximately $200 million in transaction value:
Approximately $88 million in cash
Approximately $112 million in stock
Financials Financials
Immediately expands TAM by over $4 billion
Significant opportunity as driver for continued outsize revenue growth
SaaS-based model: adds additional subscription revenue
Timeline Timeline
The transaction was approved by both boards and is subject to customary conditions and regulatory reviews

Leading technolo
Market opportunity
Enterprise security platfor

Page 3| ©2014 Palo Alto Networks

Strategic combination
•
Extensible platform based on
disruptive innovations:
Next-Generation Firewall +
WildFire + Cyvera
•
Tightly integrated and highly
automated
•
End-to-end next generation
enterprise security
•
Significant
synergy
opportunity to
cross-sell to our
existing install
base of 16,000+
end-customers
•
Expands TAM immediately by
$4B in the large and growing
endpoint market
•
Extends the power of our
platform model with
newest SaaS-based offering
•
Cyvera’s unique & disruptive
technology prevents endpoint
attacks at critical exploit phase
•
WildFire cloud-
based services
prevent unknown
threats and share
intelligence
•
Next-Generation Firewall
safely enables all
applications and blocks
network-based threats

Palo Alto Networks
Next-Generation Threat Cloud
Automated
Cloud
Network
Endpoint
paloalto NETWORKS
Natively Integrated
Extensible
Palo Alto Networks
Next-Generation Firewall
Palo Alto Networks
Next-Generation Endpoint
paloalto NETWORKS

Page 4 | ©2014 Palo Alto Networks
The Palo Alto Networks Next-Generation Security Platform
Next-Generation Threat Cloud
Gathers potential
threats from network
and endpoints
Analyzes and correlates
threat intelligence
Disseminates threat
intelligence to network
and endpoints
Next-Generation Firewall
Inspects all traffic
Safely enables
applications
Sends unknown threats
to cloud
Blocks network based
threats
Inspects all processes and files
Prevents both known and unknown exploits
Protects fixed, virtual, and mobile endpoints
Lightweight client and cloud based
Next-Generation Endpoint

paloalto NETWORKS

Check Point SOFTWARE TECHNOLOGIES LTD.

CISCO

FireEye

Symantec

McAfee

SOURCEfire

Page 5 | ©2014 Palo Alto Networks
Palo Alto Networks is disrupting security – AGAIN
Signature-only
products
Only blocks known threats
Cannot detect zero day
exploits or malware
Inability to detect attacks
at exploit phase
Not integrated
Detection-only
products
No prevention capabilities
Inability to detect attacks at
exploit phase
Limited control over
applications
Bolt-on architecture
Uniquely prevents attacks
targeting endpoint and network
Extensible platform spanning
network, endpoint, and cloud
Automated prevention

Exploit Technique #1
Exploit Technique #2
Exploit Technique #3
Exploit Technique #...
ENDPOINT
Valuable Data
Malware stage
Exploit stage
Vulnerability stag
Vulnerabilities

Page 6 | ©2014 Palo Alto Networks
Cyvera uniquely prevents endpoint-based attacks
Real-time prevention of all core attack
techniques prior to the exploit
Only company focused on
preventing core exploit techniques
Prevents attacks at critical exploit phase
No prior knowledge of the attack is needed
Lightweight embedded agent within OS
Protects endpoints from known and unknown
exploits
Protects unpatched systems
Forensic evidence collected
Sends unknown threats to cloud
Watering-hole attacks
European Aerospace
(Infector)
Stuxnet
Night Dragon
NASA / Nortel
25 DoD contractors
RSA
2013
2012
2009
2010
2012
2011
2011
Cyvera would have successfully prevented
every published zero day since 2009

CAGR of 7.3%
$11.8Bn
Advanced threat $0.6Bn
Enterprise network security $11.2Bn
$15.8Bn
Enterprise endpoint security $4.0Bn
Advanced threat $0.6Bn
Enterprise network security $11.2Bn
$19.5Bn
Enterprise endpoint security $4.9Bn
Advanced threat $1.2Bn
Enterprise network security $13.4Bn
2014
2014 PF
2017

paloalto NETWORKS

Page 7 | ©2014 Palo Alto Networks
Market Disruptions
Sources: IDC, Worldwide Network Security 2013–2017 Forecast and 2012 Vendor Shares, July 2013
IDC, Worldwide Web Security 2013–2017 Forecast and 2012 Vendor Shares, July 2013
IDC, Worldwide Endpoint Security 2013–2017 Forecast and 2012 Vendor Shares, August 2013
IDC, Worldwide Specialized Threat and Protection 2013–2017 Forecast and 2012 Vendor Shares, August 2013
$4B+ expansion of TAM

Page 8 | ©2014 Palo Alto Networks
About Cyvera
Description Description
Innovative provider of cyber security solutions
Employs advanced and unique exploit prevention techniques to prevent unknown malware on fixed, virtual, and mobile endpoints
Location Location
Tel-Aviv and San Francisco
Technology Technology
Cyvera TRAPS, launched in 2012
Client-based solution providing full protection on Windows-based endpoints, servers, virtual machines, and terminals.  Additional operating systems, including mobile operating systems, expected to be covered within 12 months.
Covers majority of most commonly exploited software applications
Talent Talent
55 employees, of which 37 engineers based in Tel-Aviv

Page 9 | ©2014 Palo Alto Networks
Financial impact
Cyvera product immediately augments our platform
with an additional subscription offering
SaaS model: billings to build ahead of revenue
Billings and revenue ramping in 2H FY2015,
meaningful revenue contribution in FY2016
Investing aggressively to capitalize on unique technology leadership and large market opportunity
Short-term investment in non-GAAP operating expense
Preliminary estimate: Q3’14 ~$1.5mm, Q4’14 ~$3.5mm, and FY’15 ~$25mm
Cyvera to be free cash flow positive contributor in 1H FY2016

Page 10 | ©2014 Palo Alto Networks
Conclusion
Unique endpoint technology
Unique endpoint technology
Prevents attacks at the critical exploit phase
Enhances our enterprise security platform
Enhances our enterprise security platform
Tightly integrated and highly automated end-to-end security
Enhances TAM
Enhances TAM
Immediately adds $4B of enterprise endpoint market
SaaS model
SaaS model
Adds additional subscription revenue

* * * * * * *